Commitments and Contingencies (Details) - Underwriting Agreement [Member] $ / shares in Units, $ in Millions	12 Months Ended
Dec. 31, 2020 USD ($) $ / shares
Commitments and Contingencies (Details) [Line Items]
Underwriting discount description	the underwriters were entitled to an underwriting discount of $0.20 per unit, or $5.96 million in the aggregate, paid upon closing of the Public Offering. An additional fee of approximately $282,000 in the aggregate was due in connection with the closing of the sale of the Over-allotment Units.
Price per unit | $ / shares	$ 0.35
Deferred underwriting commissions | $	$ 10.9